Exhibit 99.1 News Release JBT Corporation 70 W. Madison Chicago, IL 60602 For Release: Immediate Investors & Media: Megan Rattigan (312) 861-6048 JBT Corporation Appoints Brian Deck President and Chief Executive Officer CHICAGO, December 14, 2020 – JBT Corporation (NYSE: JBT) announced today that Brian Deck has been appointed President and Chief Executive Officer. He has also been elected to the Board of Directors. Mr. Deck has served as Interim President and CEO of JBT Corporation since June 2020 and previously served as the Company’s Chief Financial Officer since 2014. His appointments are effective immediately. ‘‘Since joining JBT in 2014, and particularly as Interim CEO over the last several months, Brian has been instrumental in delivering strong financial and operational results while ensuring both our employees’ safety and customers’ satisfaction,” said Alan Feldman, JBT’s Chairman. “Brian has a demonstrated track record of respected leadership and success over the past seven years as CFO at JBT. During his tenure, JBT delivered shareholder returns more than three times that of the Russell 2000 Index. Brian played an instrumental role in the development of JBT’s strategy, enhanced the portfolio with more than $1 billion of capital deployment with the completion of 16 acquisitions, and played a key leadership role in the Company’s margin enhancement efforts. Brian has a compelling vision for the future of JBT and has earned the Board's enthusiastic support. We look forward to working with Brian in leading JBT through its next phase of growth.” Mr. Deck said, “I would like to thank JBT’s Board of Directors for its confidence in me and the leadership team as we position JBT for continued growth and success. I would also like to acknowledge and sincerely thank my JBT colleagues for their dedication and hard work. Amidst a challenging operating environment given the pandemic, our team has relentlessly delivered for our customers. JBT has a bright future and I look forward to building on our strong momentum. Moving forward, JBT will remain focused on delivering exceptional products and services to our customers and sustainable value creation for our shareholders. Our disciplined approach to margin expansion, product innovation and M&A serve as a strong foundation as we continue our evolution from an equipment supplier to a solutions partner.” JBT Corporation (NYSE: JBT) is a leading global technology solutions provider to high-value segments of the food & beverage industry with focus on proteins, liquid foods and automated system solutions. JBT designs, produces and services sophisticated products and systems for multi-national and regional customers through its FoodTech segment. JBT also sells critical equipment and services to domestic and international air transportation customers through its AeroTech segment. JBT Corporation employs approximately 6,200 people worldwide and operates sales, service, manufacturing and sourcing operations in more than 25 countries. For more information, please visit www.jbtc.com. Forward-Looking Statements This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond JBT's ability to control. Forward-looking statements include, among others, statements relating to the expected impact of the COVID-19 pandemic on our business and our results of operations, our plans to mitigate the impact of the pandemic, our future financial performance, our strategic plans, our restructuring plans and expected cost savings from those plans and our liquidity. These risks and uncertainties include, but are not limited to: the duration of the COVID-19 pandemic and the effects of the pandemic on our ability to operate our business and facilities, on our customers, on our supply chains and on the economy generally; fluctuations in our financial results; unanticipated delays or acceleration in our sales cycles; deterioration of economic conditions; disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; changes to trade regulation, quotas, duties or tariffs; risks associated with current and future acquisitions; potential effects of the U.K.'s exit from the E.U.; fluctuations in currency exchange rates; difficulty in implementing our business strategies; increases in energy or raw material prices and availability of raw materials; changes in food consumption patterns; impacts of pandemic illnesses, food borne illnesses and diseases to various agricultural products; weather conditions and natural disasters; impact of climate change and environmental protection initiatives; risks related to corporate social responsibility; our ability to comply with the laws and regulations governing our U.S. government contracts; acts of terrorism or war; termination or loss of major customer contracts and risks associated with fixed-price contracts; customer sourcing initiatives; competition and innovation in our industries; our ability to develop and introduce new or enhanced products and services and keep pace with technological developments; difficulty in developing, preserving and protecting our intellectual property or defending claims of infringement; catastrophic loss at any of our facilities and business continuity of our information systems; cyber-security risks; loss of key management and other personnel; potential liability arising out of the installation or use of our systems; our ability to comply with U.S. and international laws governing our operations and industries; increases in tax liabilities; work stoppages; fluctuations in interest rates and returns on pension assets; availability of and access to financial and other resources; and other factors described under the captions "Risk Factors" in the Company's most recent Annual Report on Form 10-K and the Company's most recent Quarterly Report on Form 10-Q filed by JBT with the Securities and Exchange Commission. In addition, many of our risks and uncertainties are currently amplified by and will continue to be amplified by the COVID-19 pandemic. Given the highly fluid nature of the COVID-19 pandemic, it is not possible to predict all such risks and uncertainties. JBT cautions shareholders and prospective investors that actual results may differ materially from those indicated by the forward-looking statements. JBT undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.